AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (this “Amendment”) is made and entered into effective as of July 16, 2010, by and among UniTek Global Services, Inc. (f/k/a Berliner Communications, Inc.), a Delaware corporation (the “Corporation”), and the stockholders of the Corporation signatory hereto (the “Majority Stockholders”).

WHEREAS, the Corporation and the Majority Stockholders are parties to that certain Registration Rights Agreement (the “Registration Rights Agreement”), dated as of January 27, 2010, by and among the Corporation and the stockholders, warrantholders and optionholders party thereto;

WHEREAS, Section 9(a) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended pursuant to a written instrument making specific reference to the Registration Rights Agreement that identifies itself as an amendment to the Registration Rights Agreement and that is executed by the Corporation and holders of a majority of the Registrable Securities (as such term is defined in the Registration Rights Agreement);

WHEREAS, the Majority Stockholders hold a majority of the Registrable Securities;

WHEREAS, Unitek Acquisition, Inc. and Unitek Midco, Inc., both wholly-owned subsidiaries of the Corporation, Greenstar Capital Finance LLC (“Greenstar”) and certain lenders and guarantors have entered into that certain Third Incremental Term B Facility Amendment and Amendment No. 6 to the First Lien Credit Agreement (the “Credit Amendment”), dated as of the date hereof, pursuant to which Greenstar and certain other lenders agreed to make available to Unitek Acquisition, Inc. a $20,000,000 Third Incremental Term B Facility (as such term is defined in the Credit Amendment);

WHEREAS, in connection with the Credit Amendment, the Corporation is to deliver Common Stock Purchase Warrants (the “Warrants”) for the purchase of up to 3,000,000 shares of the Corporation’s common stock, par value $0.00002 per share (“Common Stock”), at an exercise price of $0.01 per share; and

WHEREAS, the Corporation and the Majority Stockholders desire to amend the Registration Rights Agreement to include in the definition of “Registrable Securities” the shares of Common Stock issuable upon exercise of the Warrants.

NOW, THEREFORE, in consideration of the promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      “Aladdin Entities” Definition.  The following defined term is hereby added in Section 1 of the Registration Rights Agreement immediately after the “Agreement” definition:

“Aladdin Entities” means Aladdin Flexible Investment Fund SPC, Series 2007-1, Aladdin Flexible Investment Fund SPC, Series 2008-1 and Aladdin Flexible Investment Fund SPC, Series 2008-2 and any of their Permitted Transferees (as such term is defined in the Aladdin Warrants), provided that such Permitted Transferee has executed a Joinder agreeing to be bound by the terms of this Agreement.”

2.      “Aladdin Warrants” Definition.  The following defined term is hereby added in Section 1 of the Registration Rights Agreement immediately before the “Capital Stock” definition:

“Aladdin Warrants” means that certain Common Stock Purchase Warrant No. G-2, that certain Common Stock Purchase Warrant No. G-3 and that certain Common Stock Purchase Warrant No. G-4, each dated as of July 16, 2010, each issued to and held by the applicable Aladdin Entity.”

3.      “Greenstar” Definition.  The following defined term is hereby added in Section 1 of the Registration Rights Agreement immediately after the “Free Writing Prospectus” definition:

“Greenstar” means Greenstar Capital Finance LLC and any of its Permitted Transferees (as such term is defined in the Greenstar Warrant), provided that such Permitted Transferee has executed a Joinder agreeing to be bound by the terms of this Agreement.”

4.      “Greenstar Warrant” Definition.  The following defined term is hereby added in Section 1 of the Registration Rights Agreement immediately before the “Holdback Extension” definition:

“Greenstar Warrant” means that certain Common Stock Purchase Warrant No. G-1, dated as of July 16, 2010, issued to and held by Greenstar.”

5.      “Registrable Securities” Definition.  The defined term “Registrable Securities” in Section 1 of the Registration Rights Agreement shall be deleted and replaced in its entirety with the following:

“Registrable Securities” means any Common Stock (including, without limitation, (x) any Common Stock issued upon the conversion of the Series A Preferred or the Series B Preferred issued pursuant to the Merger Agreement, (y) any Common Stock issued to and held by Greenstar upon the exercise of the Greenstar Warrant and (z) any Common Stock issued to and held by an Aladdin Entity upon the exercise of the applicable Aladdin Warrant).  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144 or (c) repurchased by the Company or a Subsidiary of the Company.  For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to and in accordance with this Agreement.

6.      Complete Agreement.  This Amendment and the Registration Rights Agreement contain the complete agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, between the parties hereto that may have related to the subject matter hereof in any way.

7.      Governing Law.  THE PROVISIONS OF THIS AMENDMENT AND ALL OF THE DOCUMENTS DELIVERED PURSUANT HERETO, THEIR EXECUTION, PERFORMANCE OR NONPERFORMANCE, INTERPRETATION, TERMINATION, CONSTRUCTION AND ALL MATTERS BASED UPON, ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AMENDMENT (WHETHER IN EQUITY, LAW OR STATUTE) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS, BOTH PROCEDURAL AND SUBSTANTIVE, OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS THAT IF APPLIED MIGHT REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8.      No Other Modification.  Except as set forth in this Amendment, the terms and conditions of the Registration Rights Agreement shall remain in full force and effect.

9.      Counterparts. This Amendment may be executed in two or more counterparts (any of which may be delivered by facsimile or other electronic transmission followed promptly by an executed original), each of which will be deemed an original, but all of which together will constitute one and the same instrument.  Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

*     *     *     *    *

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

UNITEK GLOBAL SERVICES, INC.

By:
Name:	Ronald L. Lejman
Title:	Chief Financial Officer

SPF SBS LP

By:	Sector Performance LLC,
its general partner

By:
Name:	David W. Knickel
Title:	Vice President & Chief Financial Officer

HM UNITEK COINVEST, LP

By:	Sector Performance LLC,
its general partner

By:
Name:	David W. Knickel
Title:	Vice President & Chief Financial Officer

SECTOR PERFORMANCE FUND, LP

By:	Sector Performance GP, LP,
its general partner

	By:	Sector Performance LLC,
its general partner

By:
	Name:	David W. Knickel
	Title:	Vice President &
Chief Financial Officer

Signature Page to
Amendment No. 1 to
Registration Rights Agreement